Exhibit 99.1


        Industrial Minerals Inc. announces engagement of agent for up to US $5.0 million private placement Thursday November 22, 2:07 pm ET


TORONTO, Nov. 22 /PRNewswire-FirstCall/ - Industrial Minerals Inc. - OTCBB: IDSM
- (or "the Company") today announced it has engaged a placement agent (the "Agent") to conduct a brokered private placement of special warrants ("Special Warrants") to raise, on a best efforts agency basis, up to US $5.0 million. Each Special Warrant will, subject to adjustment in certain circumstances, be exercisable for no additional consideration for one common share plus one half of one common share purchase warrant, with each whole warrant entitling the holder to purchase one common share of the Company at an exercise price that is a premium to the offering price (such warrant exercise price to be determined in the context of the market prior to the closing of the offering) for a period of two years following the closing of the offering. The Agent has been granted an option to over-allot the private placement by up to 20% of the number of Special Warrants sold pursuant to the offering, such option being exercisable at any time up to 48 hours prior to the closing of the offering. The Agent will be paid a cash commission equal to 7% of the gross proceeds of the sale of each Special Warrant. In addition, the Agent will receive broker warrants to purchase such number of common shares of the Company as is equal to 7% of the number of the Special Warrants sold under the offering (including pursuant to the exercise of the Agent's option), with each broker warrant being exercisable for a period of 24 months following the closing at a price equal to the Special Warrant price. Closing of the private placement is scheduled to take place on or about December 20, 2007, and is subject to the satisfaction of customary closing conditions including the receipt of necessary regulatory approvals.

All securities issued in connection with the private placement will be subject to resale restrictions under securities laws. The Company has agreed to use its best commercial efforts (i) in the United States, to complete, file and have become effective a registration statement that allows for the resale in the United States of certain of the securities issued pursuant to the offering, and
(ii) in Canada, to prepare and file a preliminary long form prospectus and a (final) long form prospectus in order for the Company to become a reporting issuer or the equivalent in each Canadian province other than Quebec and qualifying the distribution of certain of the securities issued pursuant to the offering, in each case within 120 days of the closing of the offering. If these obligations have not been satisfied within 120 days of the closing of the offering, then the Company will issue to each purchaser of Special Warrants additional Special Warrants equal to 1% of the Special Warrants purchased by such purchaser for each month (or part thereof) during which such obligations have not been satisfied. Notwithstanding any failure by the Company to satisfy these obligations within 120 days of the closing of the offering, the Company shall continue to use its best commercial efforts to satisfy such obligations as soon as possible thereafter.


The funds from the private placement will be used for the building of the planned pilot plant, preparation of an application for a Canadian stock exchange listing, and for general corporate purposes (which may include further exploration and development of the Company's Bissett Creek Project).


"We are extremely pleased that with the results from the preliminary assessment (NI 43-101), the Agent has taken special interest in our Bissett Creek graphite project," said David Wodar, President & CEO of Industrial Minerals Inc. "This funding will provide the necessary working capital for the building of our pilot plant, the expansion of our resources through more exploration on known areas of the remaining 90% of the property, and allow us to work toward a listing on a recognized Canadian stock exchange."

    The Special Warrants, the common shares and warrants issuable upon exercise of the Special Warrants, and the common shares issuable upon exercise of the warrants have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other jurisdiction, and may not be offered or sold in the United States or to, or for the account or benefit of, a U.S. person without registration under, or an applicable exemption from, the registration requirements of the Securities Act, and will be subject to resale restrictions in Canada.

    No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.


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About Industrial Minerals Inc.

Industrial Minerals Inc. through its wholly owned subsidiary Industrial Minerals Canada Inc., headquartered in Oakville, Ontario, Canada, owns 100% of the undivided interest in the Bissett Creek Graphite patented mineral lease, containing a resource of 327,700 tonnes indicated plus 397,900 tonnes inferred of flake graphite based on approximately 10% of the patented mineral leases that have been drilled to date. The property is comprised of 28 claims covering an area of approximately 1,315 hectares (3,250 acres). It has been the subject of substantial earlier exploration drilling, trenching and metallurgical test work by KHD Canada, Kilborn Engineering, Pincock Alan and Holt and Cominco Engineering Services. The property is located in Maria Township in the Province of Ontario, Canada. The Company believes the property is one of the largest and purest natural flake graphite deposits in the world. Its goal is to become the leading producer of large flake crystalline graphite in North America and a prominent market participant internationally.


Safe Harbor Statement

All statements contained herein, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf that are not statements of historical fact, constitute "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. In addition, estimates of mineral reserves and resources may constitute forward looking statements to the extent they involve estimates of the mineralization that will be encountered if the property is developed. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties are outlined in the Company's Annual Report on Form 10-KSB for 2006 as filed with the Securities and Exchange Commission. There can be no assurance that future developments affecting the Company will be those anticipated by management or set forth in this news release. The Company is not obligated, and assumes no obligation, to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this news release.


Information Concerning Mineralization and Resources
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All mineral resources have been estimated in accordance with the definition standards on mineral resources and mineral reserves of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in National Instrument 43-101, commonly referred to as NI 43-101. U.S. reporting requirements for disclosure of mineral properties are governed by the United States Securities and Exchange Commission (SEC) Industry Guide 7. Canadian and Guide 7 standards are substantially different. This press release uses the terms "indicated" and "inferred" resources. We advise investors that while those terms are recognized and required by Canadian regulations, the SEC does not recognize them. Inferred mineral resources are considered too speculative geologically to have economic considerations applied to them that enable them to be categorized as mineral reserves.



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